UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2008

Sovereign Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street, Philadelphia, Pennsylvania	19102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 256-8601

n/a
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2008, Sovereign Bancorp, Inc. (the "Company”) issued a press release announcing Paul A. Perrault was named President and Chief Executive Officer of the Company, effective January 3, 2009. The press release also announced that Kirk W. Walters, Executive Vice President and Chief Financial Officer of the Company, will serve as President and Chief Executive Officer in the interim and continue to serve as Chief Financial Officer, effective September 30, 2008. Following January 3, 2009, Mr. Walters will begin employment with the Company as the Senior Executive Vice President and Chief Administrative Officer and will continue to serve as Chief Financial Officer. Mr. Walters succeeds Joseph P. Campanelli, who agreed to step down as Chief Executive Officer effective September 30, 2008. A copy of this press release is incorporated by reference herein and attached hereto as Exhibit 99.1.

Mr. Perrault, 57, joins the Company after his tenure at Chittenden Corporation, where he served as CEO beginning in 1990 and Chairman and CEO from 1998 through 2007. Mr. Perrault began his banking career in 1975 at Shawmut Bank and has served in a variety of commercial banking positions in Rhode Island and Boston. From 1989 to 1990, he was President of Bank of New England-Old Colony, Providence, Rhode Island. Graduating from Babson College in 1973, he then received his MBA from Boston College School of Management in 1975. Mr. Perrault serves on the American Bankers Council, The Corporate Governance Task Force, is a member of the SuperCommunity Bank Peer Group and serves on the Board of Trustees and is Treasurer of Shelburne Museum.

Employment Agreement of Paul A. Perrault

On September 30, 2008, the Company and Mr. Perrault entered into an employment agreement (the "Perrault Employment Agreement”) with respect to Mr. Perrault’s appointment as President and Chief Executive Officer commencing on January 3, 2009 (the "Perrault Effective Date”). The Perrault Employment Agreement has an initial term of three years and, unless terminated as set forth therein, is automatically extended annually to provide a new term of three years.

The Perrault Employment Agreement provides for an annual base salary of $800,000, which the Board may increase from time to time. Contingent upon the Company achieving annual bonus objectives for itself established by the Board in consultation with Mr. Perrault, he will be eligible to receive an annual bonus determined in accordance with guidelines of the Company’s bonus plans for senior bank executives with a target bonus for each calendar year of at least 100% of his salary. Mr. Perrault will receive a minimum annual bonus for 2009 of $600,000 in cash in the event his employment continues past January 2, 2010.

The Perrault Employment Agreement provides that Mr. Perrault will receive a one-time award of 200,000 shares of restricted Company stock. The grant of the restricted stock will conditionally vest, subject to the terms of the equity incentive plan and the continued employment of Mr. Perrault, in three equal annual installments beginning on the first anniversary of the Perrault Effective Date.

The Perrault Employment Agreement also provides that Mr. Perrault will receive a one time award of stock options to purchase 1,000,000 shares of the Company’s common stock. The options will be divided into two tranches which will conditionally vest, or an alternative vesting schedule, subject to the continued employment of Mr. Perrault and the performance of the Company’s stock price, in three annual installments beginning on the first anniversary of the Perrault Effective Date and then a final installment on January 3, 2014.

In addition, the Perrault Employment Agreement provides, among other things, a right to participate in all employee benefit plans and programs available to senior management, automobile and parking allowances, temporary housing and relocation costs and club dues and business-related expenses.

In the event, Mr. Perrault’s employment terminates without Cause (as defined in the Perrault Employment Agreement) or for Good Reason (as defined in the Perrault Employment Agreement), Mr. Perrault is entitled to receive his accrued but unpaid base salary, his earned but unpaid annual bonus, any unreimbursed business expenses and all payments, rights and benefits under the employee benefit plans. Mr. Perrault is also entitled to receive severance benefits, which are calculated differently based on a Change in Control (as defined in the Perrault Employment Agreement) of the Company. If the termination of employment takes place in the absence of a Change in Control, he will receive (1) a lump sum payment equal to two times his current base salary payable on the 30th day after the termination date, (2) a lump sum payment equal to two times the greater of the prior year’s annual bonus amount or the prior three year’s average bonus amounts payable on the 30th day after the termination date, (3) a pro-rata annual bonus based on the number of days during the calendar year and the actual performance of the Company payable in cash, and (4) a continuation of all his health and medical benefits for a three year period following the termination date. If the termination of employment takes place following a Change in Control, he will receive (1) a lump sum payment equal to three times his current base salary payable on the 30th day after the termination date (2) a lump sum payment equal to three times the greater of the prior year’s annual bonus amount or the average of the prior three year’s annual bonus amounts average payable on the 30th day after the termination date, (3) a pro-data annual bonus based on the number of days during the calendar year and the actual performance of the Company payable in cash, and (4) a continuation of all his health and medical benefits for a three year period following the termination date.

The Perrault Employment Agreement also contains restrictive covenants imposing non-competition obligations, restricting the solicitation of Company employees, protecting confidential information and requiring cooperation in litigation, as well as other covenants, during Mr. Perrault’s employment and for specified periods after the termination of employment.

The foregoing summary of the Perrault Employment Agreement does not purport to be complete and is qualified in its entirety by the Perrault Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

First Amendment to Employment Agreement and New Employment Agreement of Kirk W. Walters

On September 30, 2008, the Company and Mr. Walters entered into an amendment of the employment agreement, dated as of March 3, 2008 (the "First Amendment”). The First Amendment appoints Mr. Walters as Interim Chief Executive Officer and President of the Company and Chief Financial Officer from September 30, 2008 until January 2, 2009, unless Mr. Perrault commences employment with the Company on an earlier date. The Amendment provides that Mr. Walters will be paid a salary at a rate of $700,000 per year.

On September 30, 2008, the Company and Mr. Walters entered into an employment agreement (the "Walters Employment Agreement”) to employ Mr. Walters as its Senior Executive Vice President, Chief Administrative Officer and Chief Financial Officer effective on January 3, 2009 (the "Walters Effective Date”). The Walters Employment Agreement has an initial term of three years and, unless terminated as set forth therein, is automatically extended annually to provide a new term of three years. The terms of the Walters Employment Agreement shall be cancelled and the Walters Effective Date shall not occur if the employment of Mr. Walters is terminated pursuant to his prior employment agreement or a Change in Control (as defined his the prior employment agreement) occurs.

The Walters Employment Agreement provides for an annual base salary of $700,000, which the Board may increase from time to time. Contingent upon the Company achieving annual bonus objectives for itself established by the Board in consultation with Mr. Walters, Mr. Walters will be eligible to receive an annual bonus determined in accordance with guidelines of the Company’s bonus plans for senior bank executives with a target bonus for each calendar year of at least 100% of his salary.

The Walters Employment Agreement provides that Mr. Walters will receive a one-time award of 200,000 shares of restricted Company stock. The grant of the restricted stock will conditionally vest, subject to the terms of the incentive compensation plan and the continued employment of Mr. Walters, in three equal annual installments beginning on the first anniversary of the Walters Effective Date.

The Walters Employment Agreement also provides that Mr. Walters will receive a one time award of stock options to purchase 1,000,000 shares of the Company’s common stock. The options will be divided into two tranches which will conditionally vest, or an alternative vesting schedule, subject to the continued employment of Mr. Walters, the incentive compensation plan and the performance of the Company’s stock price, in three annual installments beginning on the first anniversary of the Walters Effective Date and then a final installment on January 3, 2014. Mr. Walters will also be eligible to receive additional grants of equity incentives pursuant to the Company’s equity incentive plans and on terms and conditions approved by the Board.

In addition, the Walters Employment Agreement provides, among other things, a right to participate in all employee benefit plans and programs available to senior management, automobile and parking allowances, temporary housing and relocation costs and club dues and business-related expenses.

In the event, the employment of Mr. Walters is terminated without Cause (as defined in the Walters Employment Agreement) or for Good Reason (as defined in the Walters Employment Agreement), Mr. Walters is entitled to receive his accrued but unpaid base salary, his earned but unpaid annual bonus, any unreimbursed business expenses and all payments, rights and benefits under the employee benefit plans. Mr. Walters is also entitled to receive severance benefits, which are calculated differently based on a Change in Control (as defined in the Walters Employment Agreement) of the Company. If the termination of employment takes place in the absence of a Change in Control, he will receive (1) a lump sum payment equal to two times his current base salary payable on the 30th day after the termination date (2) a lump sum payment equal to two times the greater of the prior year’s bonus amount or the average of the prior three year’s annual bonus amounts payable on the 30th day after the termination date, (3) a pro-rata annual bonus based on the number of days during the calendar year and the actual performance of the Company payable in cash, and (4) a continuation of all his health and medical benefits for a three year period following the termination date. If the termination of employment takes place following a Change in Control, he will receive (1) a lump sum payment in monthly installments equal to three times his current base salary payable on the 30th day after the termination date, (2) a lump sum payment equal to three times the greater of the prior year’s annual bonus amount or the average of the prior three years’ annual bonus amounts, (3) a pro-data annual bonus based on the number of days during the calendar year and the actual performance of the Company payable in cash, and (4) a continuation of all his health and medical benefits for a three year period following the termination date.

The Walters Employment Agreement also contains restrictive covenants imposing non-competition obligations, restricting the solicitation of Company employees, protecting confidential information and requiring cooperation in litigation, as well as other covenants, during his employment and for specified periods after the termination of employment.

The foregoing summaries of the First Amendment and Walters Employment Agreement do not purport to be complete and are qualified in their entirety by the First Amendment and the Walters Employment Agreement, which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

Departure of President and Chief Executive Officer

On September 30, 2008, Sovereign replaced Joseph P. Campanelli as President and Chief Executive Officer of the Company and Sovereign Bank (the "Bank”). Also, effective as of September 30, 2008, Mr. Campanelli has resigned from the Board and from the board of directors of all subsidiaries of the Company.

Mr. Campanelli’s employment will the Company will otherwise terminate as of October 30, 2008. For purposes of each employment, equity compensation or benefit agreement, plan or arrangement of the Company and its subsidiaries to which Mr. Campanelli is a party or otherwise participates, Mr. Campanelli’s departure constitutes a termination other than for “cause” (as such term is defined in any such applicable agreement, plan or arrangement).

Separation and Consulting Agreement

On September 30, 2008, the Company entered into a Separation and Consulting Agreement with Mr. Campanelli (the "Separation Agreement”) setting forth the terms of his termination of employment.

In accordance with the terms of Mr. Campanelli’s employment agreement, dated January 16, 2007, the Separation Agreement reflects that Mr. Campanelli will receive (1) a severance payment of $3,218,866, (2) continued eligibility for a target bonus for the 2008 calendar year, but prorated to reflect the period of his employment during 2008 (which bonus amount, if any, shall be based on the same Company performance targets and other business criteria as shall apply to such bonuses for executive officers of the Company generally), (3) his total accrued benefit under the Enhanced Executive Retirement Plan in the amount of $4,338,076, (4) full vesting and distribution of his entire account (29,125 shares) under the Sovereign Bancorp, Inc. Bonus Recognition and Retention Plan, (5) full vesting of his nonqualified stock options under the Company’s 2001 Stock Incentive Plan, (6) a cash payment, in respect of each of his 341,495 shares of restricted stock, equal to the fair value per share of the Company’s common stock, and (7) continued participation in the Company’s welfare benefit plans for a limited time. Under the Separation Agreement, Mr. Campanelli’s stock options will remain exercisable for two years following his termination of employment.

In addition to the foregoing, under the terms of the Separation Agreement, Mr. Campanelli will provide limited consulting services to the Company for one year for a fee of $25,000 per month. Mr. Campanelli is subject to restrictive covenants under the Separation Agreement, which prohibit him from competing with, and soliciting employees from, the Company and its affiliates for one year following his termination of employment.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by the Separation Agreement, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 30, 2008, the Board amended its bylaws by amending and restating Article V, Section 5.02 of the bylaws (Appointment of Committees) thereof to clarify language that the Board shall have sole authority to appoint the members of and a chairman for each Board committee. A copy of the amendment to the Company’s bylaws is incorporated herein by reference and attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amendment to Article V, Section 5.02 of the Bylaws of Sovereign Bancorp, Inc.
10.1	Employment Agreement, dated September 30, 2008, between Sovereign Bancorp, Inc. and Paul A. Perrault.
10.2	First Amendment to Employment Agreement, dated September 30, 2008, between Sovereign Bancorp, Inc. and Kirk W. Walters.
10.3	Employment Agreement, dated September 30, 2008, between Sovereign Bancorp, Inc. and Kirk W. Walters.
10.4	Separation and Consulting Agreement, dated September 30, 2008, between Sovereign Bancorp, Inc. and Joseph P. Campanelli.
99.1	Press Release, dated September 30, 2008, of Sovereign Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.

Dated: September 30, 2008

By: /s/ Stacey V. Weikel
Name: Stacey V. Weikel
Title: Senior Vice President

Exhibit Index

Exhibit No.	Description
3.1	Amendment to Article V, Section 5.02 of the Bylaws of Sovereign Bancorp, Inc.
10.1	Employment Agreement, dated September 30, 2008, between Sovereign Bancorp, Inc. and Paul A. Perrault.
10.2	First Amendment to Employment Agreement, dated September 30, 2008, between Sovereign Bancorp, Inc. and Kirk W. Walters.
10.3	Employment Agreement, dated September 30, 2008, between Sovereign Bancorp, Inc. and Kirk W. Walters.
10.4	Separation and Consulting Agreement, dated September 30, 2008, between Sovereign Bancorp, Inc. and Joseph P. Campanelli.
99.1	Press Release, dated September 30, 2008, of Sovereign Bancorp, Inc.